UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	000-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 24, 2019, FLIR Systems, Inc. (the “Company”) issued a news release announcing (i) its financial results for the quarter ended March 31, 2019, (ii) affirmation of revenue and earnings per share for the year ending December 31, 2019, and (iii) the declaration of a quarterly dividend.

The news release issued April 24, 2019 is furnished herewith as Exhibit 99.1 to this Report and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)          Exhibits.

                        99.1  News release issued by FLIR Systems, Inc. dated April 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 24, 2019.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Carol P. Lowe
Carol P. Lowe
Executive Vice President and Chief Financial Officer